Exhibit 99.1
FOR IMMEDIATE RELEASE
JPC Capital Partners, Inc. Executes Stock Purchase Agreement and Share Exchange with Componus, Inc.
ATLANTA, Georgia — March 26, 2008— JPC Capital Partners, Inc., (JPCI.OB) a licensed broker-dealer based in Atlanta, Georgia, announced today that it has executed a stock purchase agreement and share exchange with Componus, Inc., a Nevada corporation, (“Componus”) involved in providing the automotive, trucking, transportation, railway, and petroleum industries with raw, finished, and assembled components.
The Agreement provides for the acquisition of Componus by JPC Capital Partners, Inc. whereby Componus will become a wholly-owned subsidiary of JPCI. In connection with the acquisition of Componus, and after taking into effect a 1-for-2 reverse split of JPCI common shares, JPCI will issue 89,000,000 total shares of common stock. This will represent approximately 87.25% of the total issued and outstanding common stock of JPCI after the transaction is closed. These shares will be issued in exchange for all of the issued and outstanding shares of Componus. Upon completion of the Closing, Componus intends to elect a new board of directors and appoint new officers.
JPC Capital Partners CEO, John Canouse, stated: “After reviewing all of our strategic options, a merger with Componus was deemed to be the most effective strategy available to enhance shareholder value. Componus is an established company with assets and a tremendous revenue potential in the multi-billion dollar metal forging and automotive supply industry. We see this as a great opportunity for JPC Capital shareholders.”
About Componus, Inc.
Componus, Inc. (“Componus”) is a Nevada Corporation involved in the muti-billion dollar industry of providing automotive, trucking, railway and petroleum industries with raw, finished and assembled components.
About JPC Capital Partners, Inc.
JPC Capital Partners, Inc., has been a licensed broker-dealer since its inception in 1999. It specializes in private placements and financings for public and private companies, as well as certain corporate finance functions, including business consulting and merger and acquisition services. For additional information, visit JPC Capital Partner’s website at http://www.jpccapital.com or contact John Canouse at 770-521-1330.
JPC Capital Partners, Inc., member FINRA/SIPC.
This press release is neither an offer to sell nor a solicitation of an offer to buy any securities;

such offer may only be made by a prospectus after regulatory requirements are met. Nor shall there be any sale of any securities in any State in which such offer, solicitation or sale would be unlawful under the securities laws of any such State.
Forward-Looking Statements
Statements in this press release concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified in the Company’s filings with the Securities and Exchange Commission, press releases and other public communications. In addition, nothing in the press release should be viewed as an update or comment on earlier forward-looking statements provided by JPC Capital Partners. As noted above, because actual results, performance or developments may differ materially from forward-looking statements, JPC Capital Partners will not update such statements over the course of future periods.
This report contains forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), other than historical facts, which reflect the view of the Company’s management with respect to future events. When used in this report, words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “deem,” “see” and similar expressions, as they relate to the Company or its plans or operations, identify forward-looking statements. Such forward-looking statements are based on assumptions made by and information currently available to the Company’s management. Although management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations are reasonable, and it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from such expectations include, without limitation, the ability of Componus to execute its business plan, currency and commodity fluctuations, availability of raw materials, raw material cost increases, and severe interest rate increases. The Company can provide no assurance that such cost increases can be passed on to its customers through implementation of price increases for the Company’s products. Furthermore, the ability of current management to evaluate the risk and viability of Componus’s business plan is limited by current management’s lack of experience in Componus’s industry. The forward-looking statements contained herein reflect the current views of the Company’s management with respect to future events and are subject to those factors and other risks, uncertainties and assumptions relating to the operations, results of operations, cash flows and financial position of the Company. The Company assumes no obligation to update the forward-looking statements or to update the reasons actual results could differ from those contemplated by such forward-looking statements.
Source: JPC Capital Partners, Inc.